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                                  SECURITY AGREEMENT

                                        Among

                              The Grantors Named Herein
                                     as Grantors

                                         and
                                  NATIONSBANK, N.A.,
                               as Administrative Lender

                         Dated Effective as of March 27, 1999



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

                               TABLE OF CONTENTS

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                                                                          Page
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
                                   ARTICLE 1

                                     GRANT

Section 1.1     ASSIGNMENT AND GRANT OF SECURITY . . . . . . . . . . . . . . 2
Section 1.2     DESCRIPTION OF OBLIGATIONS . . . . . . . . . . . . . . . . . 3
Section 1.3     GRANTOR REMAINS LIABLE . . . . . . . . . . . . . . . . . . . 3
Section 1.4     DELIVERY OF INSTRUMENTS AND SECURITIES COLLATERAL. . . . . . 3

                                   ARTICLE 2

                        REPRESENTATIONS AND WARRANTIES

Section 2.1     REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . 4

                                   ARTICLE 3

                                   COVENANTS

Section 3.1     FURTHER ASSURANCES . . . . . . . . . . . . . . . . . . . . . 5
Section 3.2     PLACE OF PERFECTION; RECORDS; COLLECTION OF RECEIVABLES,
                CHATTEL PAPER AND INSTRUMENTS. . . . . . . . . . . . . . . . 7
Section 3.3     TRANSFERS AND OTHER LIENS. . . . . . . . . . . . . . . . . . 8
Section 3.4     RIGHTS TO DIVIDENDS AND DISTRIBUTIONS. . . . . . . . . . . . 8
Section 3.5     RIGHT OF THE ADMINISTRATIVE LENDER TO NOTIFY ISSUERS . . . . 8
Section 3.6     THE ADMINISTRATIVE LENDER APPOINTED ATTORNEY-IN-FACT . . . . 8

                                   ARTICLE 4

                RIGHTS AND POWERS OF THE ADMINISTRATIVE LENDER

Section 4.1     THE ADMINISTRATIVE LENDER MAY PERFORM. . . . . . . . . . . . 9
Section 4.2     THE ADMINISTRATIVE LENDER'S DUTIES . . . . . . . . . . . . . 9
Section 4.3     REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . .10
Section 4.4     INDEMNITY AND EXPENSES . . . . . . . . . . . . . . . . . . .12


                                   ARTICLE 5

                                 MISCELLANEOUS

Section 5.1     CUMULATIVE RIGHTS. . . . . . . . . . . . . . . . . . . . . .12
Section 5.2     MODIFICATIONS; AMENDMENTS; ETC.. . . . . . . . . . . . . . .13
Section 5.3     CONTINUING SECURITY INTEREST . . . . . . . . . . . . . . . .13
Section 5.4     GOVERNING LAW; TERMS . . . . . . . . . . . . . . . . . . . .13
Section 5.5     WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . . . . . .13
Section 5.6     THE ADMINISTRATIVE LENDER'S RIGHT TO USE AGENTS. . . . . . .14
Section 5.7     WAIVERS OF RIGHTS INHIBITING ENFORCEMENT . . . . . . . . . .14
Section 5.8     NOTICES AND DELIVERIES . . . . . . . . . . . . . . . . . . .14
Section 5.9     SUCCESSORS AND ASSIGNS . . . . . . . . . . . . . . . . . . .14
Section 5.10    LOAN DOCUMENT. . . . . . . . . . . . . . . . . . . . . . . .14
Section 5.11    CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES. . . . . . . .14
Section 5.12    SEVERABILITY . . . . . . . . . . . . . . . . . . . . . . . .14
Section 5.13    OBLIGATIONS NOT AFFECTED . . . . . . . . . . . . . . . . . .15
Section 5.14    COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . . .15
Section 5.15    ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . . . . . .15
Section 5.16    CONFLICTS. . . . . . . . . . . . . . . . . . . . . . . . . .15

                                      SCHEDULES:

Schedule 1 Chief Place of Business, Chief Executive Office and Location of Books and Records
Schedule 2     Trade Names
Schedule 3     Restricted Accounts
Schedule 4     Securities Collateral




                                      EXHIBITS:

Exhibit A      Instructions for Registration of Pledge of Uncertificated
               Securities Collateral
Exhibit B      Initial Transaction Statement
Exhibit C      Securities Collateral Stop Transfer Letter

                                  SECURITY AGREEMENT

     SECURITY AGREEMENT (this "AGREEMENT"), dated effective as of March 27 1999, made among each of the signatories party hereto (collectively, the "GRANTORS" and each a "GRANTOR"), and NationsBank, N.A., a national banking association, in its capacity as Administrative Lender (the "ADMINISTRATIVE LENDER") for itself and each lender a party to the Credit Agreement defined below (the "LENDERS") and each Lender Affiliate (as defined in the Credit Agreement) (each singularly, a "SECURED PARTY", and collectively, the "SECURED PARTIES").

                                      BACKGROUND

     (1) CompUSA Inc., a Delaware corporation (the "BORROWER"), the Administrative Lender, the Co-Agents (as defined in the Credit Agreement), and the Lenders entered into that certain Second Amended and Restated Credit Agreement, dated as of March 12, 1998, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of June 16, 1998, and that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of August 31, 1998 (said Second Amended and Restated Credit Agreement, as amended, the "CREDIT AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

     (2) The Borrower, the Administrative Lender, the Co-Agents and the Lenders are entering into that certain Third Amendment to Second Amended and Restated Credit Agreement, dated as of even date herewith (the "THIRD AMENDMENT").

     (3) It is the intention of the parties hereto that this Agreement create a first priority security interest in certain property of the Grantors securing the payment of the obligations set forth in SECTION 1.2 hereof, subject only to Permitted Liens.

     (4) It is a condition precedent to the obligation of the Secured Parties to enter into the Third Amendment and to, among other things, continue to make the Advances, and issue, or participate in the issuance of, Letters of Credit under the Credit Agreement that the Grantors shall have executed and delivered to the Administrative Lender this Agreement.

                                      AGREEMENT

     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Secured Parties to enter into the Third Amendment and to, among other things, continue to make the Advances and issue, or participate in the issuance of, Letters of Credit under the Credit Agreement, the Grantors hereby agree with the Administrative Lender for its benefit and the ratable benefit of the other Secured Parties, as hereinafter set forth.

                                     ARTICLE 1

                                       GRANT

     Section 1.1 ASSIGNMENT AND GRANT OF SECURITY. Each Grantor hereby assigns, pledges, hypothecates and transfers to the Administrative Lender, for its benefit and the ratable benefit of the other Secured Parties, and hereby grants to the Administrative Lender, for its benefit and the ratable benefit of the other Secured Parties, a security interest in, the entire right, title and interest of such Grantor, in and to the following assets of such Grantor, whether now owned or hereafter acquired ("COLLATERAL"):

     (a) all accounts, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles, and other obligations of any kind owing to such Grantor, now or hereafter existing, in each case arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles and obligations being the "RECEIVABLES");

     (b) all right, title and interest of such Grantor in, to and under each contract and other agreement relating to the lease, sale or other disposition of Collateral;

     (c) all right, title and interest of such Grantor in and to any equity interests of each Subsidiary of the such Grantor, including, without limitation, the shares of each class of capital stock in any Person that is a corporation, each class of partnership interests in any Person that is a partnership, and each class of membership interests in any Person that is a limited liability company, together with all dividends, increases, case, proceeds, profits, instruments, distributions and other property from time to time distributed in respect thereof and any rights to acquire or convertible into any such equity interests, whether by purchase, exercise of any type of options, warrants, conversion of debt or otherwise; provided, however, notwithstanding anything herein to the contrary, the amount of equity interests of any direct Foreign Subsidiary pledged by such Grantor hereunder shall be limited to 65% of the issued and outstanding equity interests of such direct Foreign Subsidiary ("SECURITIES COLLATERAL");

     (d) all insurance policies and bonds and claims and payments under any Collateral; and

     (e) all accessions to, substitutions for and replacements, proceeds and products of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in this SECTION 1.1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Administrative Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

     Section 1.2 DESCRIPTION OF OBLIGATIONS. This Agreement creates an enforceable security interest in the Collateral, subject only to Permitted Liens, to secure the payment and performance of any and all obligations now or hereafter existing of the Grantors under the Credit Agreement and the other Loan Documents, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, fees, premium, expenses, reimbursement obligations, indemnification or otherwise (all such obligations of the Grantors being the "OBLIGATIONS"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by the Grantors to the Administrative Lender or any other Secured Party under any Loan Document, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding under any Debtor Relief Law involving any Grantor (including all such amounts which would become due or would be secured but for the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding of any Grantor under any Debtor Relief
Law). With respect to each Grantor other than the Borrower, notwithstanding anything herein to the contrary, in any action or proceeding involving any state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally if the Liens granted by any such Grantor herein shall be held void, invalid or unenforceable, or subordinated to the liens or claims of any other creditors, on account of the amount of the Obligations secured by such Liens, then, the amount of the Obligations secured by such Liens shall, without any action by such Grantor, the Administrative Lender, any other Secured Party or any other Persons, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

     Section 1.3 GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Grantors shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Lender of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Administrative Lender nor any other Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Administrative Lender or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     Section 1.4 DELIVERY OF INSTRUMENTS AND SECURITIES COLLATERAL. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Administrative Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Lender. The Administrative Lender shall have the right, as provided in SECTION 3.4, and during the continuance, of an Event of Default, but without any requirement for prior written notice to any Grantor, to transfer to or to register in the name of the Administrative Lender or any of its nominees any or all of the Securities Collateral. Except as provided in
SECTION 3.6(C), the Grantors maintain the voting rights in the Securities Collateral.

                                     ARTICLE 2

                            REPRESENTATIONS AND WARRANTIES

     Section 2.1 REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants to the Administrative Lender and each other Secured Party, with respect to itself and the Collateral, as follows:

     (a) The chief place of business and chief executive office of such Grantor and the office where such Grantor keeps all of its records concerning the Receivables, are located at the place specified on SCHEDULE 1 hereto. Collateral consisting of instruments and chattel paper shall be delivered and pledged to the Administrative Lender duly endorsed and accompanied by such duly executed instruments of transfer or assignment as are necessary for such pledge, to be held as pledged Collateral.

     (b) Such Grantor is the legal and beneficial owner of the Collateral pledged by it free and clear of any Lien, except for Permitted Liens. No effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction covering all or any part of the Collateral is on file in any recording office, except such as may have been filed (i) in favor of the Administrative Lender relating to this Agreement and (ii) in respect of other Permitted Liens. As of the date of this Agreement, such Grantor has the trade names set forth on SCHEDULE 2 (and no others). Such Grantor (including any corporate or partnership predecessor) has not existed or operated under any name other than as stated on SCHEDULE 2 since the date one year preceding the date of this Agreement.

     (c) This Agreement and the pledge of the Collateral pursuant hereto, together with the filing of financing statements containing the description of the Collateral in the jurisdictions set forth on SCHEDULE 1, which will be made immediately following the date of closing, creates a valid and perfected first priority security interest in the Collateral in which a security interest can be perfected by filing a UCC financing statement, securing the payment of the Obligations; PROVIDED that additional actions may be required with respect to the perfection of proceeds of the Collateral; and FURTHER PROVIDED that the Administrative Lender retains physical possession of any Collateral, the possession of which is required for perfection.

     (d) No consent of or registration with any Person is required (i) for the pledge by such Grantor of the Collateral pledged by it hereunder, for the grant by such Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by such Grantor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature (subject to Permitted Liens) of such pledge, assignment and security interest as provided herein) (except for the filing of financing and continuation statements under the UCC) or (iii) for the exercise by the Administrative Lender of the rights provided for in this Agreement (except as otherwise required by law, including pursuant to SECTION 4.3 of this Agreement), except, in each case, for such Necessary Authorizations that already have been obtained by such Grantor.

     (e) None of the Securities Collateral is subject to any unpaid capital call or dispute, any buy-sell, voting trust, transfer restriction, preferential right to purchase or similar agreement or any option, warrant, put or call or similar agreement or other rights or restrictions in favor of third Persons. All of the Securities Collateral are duly authorized, validly issued and non-assessable and were not issued in violation of the rights of any Person. No Securities Collateral obligates such Grantor to make any additional capital contributions with respect thereto. SCHEDULE 4 accurately describes, as of the date of this Agreement, the Securities Collateral owned by such Grantor, the issuer, the percentage owned by such Grantor, the nature of equity interest owned, and, if applicable, the number and type of shares of capital stock owned.

                                     ARTICLE 3

                                      COVENANTS

     Section 3.1    FURTHER ASSURANCES.

     (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents (including supplements to all schedules), and take all further action, that may be necessary, and that the Administrative Lender may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby, and the priority thereof, or to enable the Administrative Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will: (i) mark conspicuously each chattel paper included in Receivables, and each of its records pertaining to the Collateral with the following legend:

     THIS INSTRUMENT IS SUBJECT TO A SECURITY INTEREST AND LIEN PURSUANT TO A SECURITY AGREEMENT DATED EFFECTIVE AS OF MARCH 27, 1999 (AS THE SAME HAS BEEN AND MAY HEREAFTER BE AMENDED, MODIFIED OR RESTATED) MADE BY GRANTOR IN FAVOR

     OF NATIONSBANK, N.A., AS ADMINISTRATIVE LENDER FOR THE BENEFIT OF THE SECURED PARTIES NAMED THEREIN.

or such other legend, in form and substance reasonably satisfactory to and as specified by the Administrative Lender, indicating that such chattel paper or Collateral is subject to the pledge, assignment and security interest granted hereby; (ii) if any Collateral shall be evidenced by an instrument, deliver and pledge to the Administrative Lender hereunder each such Instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Administrative Lender; (iii) if any Collateral shall be evidenced by chattel paper, during the continuance of an Event of Default (provided that any Advances or Letters of Credit are outstanding), deliver to the Administrative Lender such chattel paper duly endorsed and accompanied by duly executed instrument of transfer or assignment, all in form and substance reasonably satisfactory to the Administrative Lender; and (iv) execute and file such financing or continuation statements, or amendments thereto, and such other registrations, instruments or notices, as may be necessary, or as the Administrative Lender may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

     (b) In addition to such other information as shall be specifically provided for herein, the Grantors will furnish to the Administrative Lender upon the written request of the Administrative Lender statements and schedules further identifying and describing the Collateral and such other lists, documents, reports, and product, service and sales documents in connection with the Collateral as the Administrative Lender may reasonably request, all in reasonable detail. Subject to the confidentiality provisions of the Credit Agreement, in connection with its enforcement of the security interest, the Administrative Lender may use such information or transfer it to any Assignee permitted under the Credit Agreement for such Assignee's use.

     (c) Each Grantor hereby authorizes the Administrative Lender to file one or more continuation statements and during the continuance of an Event of Default, financing statements, relating to all or any part of the Collateral without the signature of such Grantor where permitted by Applicable Law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by Applicable Law.

     (d) If any Securities Collateral are "uncertificated securities" within the meaning of the UCC or are otherwise not evidenced by any stock certificate or similar certificate or instrument, such Grantor agrees to promptly notify the Administrative Lender and take all actions required to perfect the security interest of the Administrative Lender under Applicable Law, including, as applicable, under Article 8 or 9 of the UCC, and, without limitation of the foregoing, prior to or concurrently with the pledge hereunder of any Securities Collateral to which this section applies, (i) where deemed applicable by the Administrative Lender, deliver to the relevant corporation, partnership, limited liability company, joint venture or other Person a fully completed and duly executed letter in the form of EXHIBIT A hereto, and use commercially reasonable efforts to obtain from such corporation, partnership, limited liability company, joint venture or other Person, and deliver to the Administrative Lender, promptly upon registration of such pledge on the books of the issuer, a fully completed and duly executed letter in the form of EXHIBIT B hereto, and (ii) where deemed applicable by the Administrative Lender, deliver to the Administrative Lender a fully completed and duly executed "Securities Collateral Stop Transfer Letter" in the form of EXHIBIT C hereto.

     Section 3.2 PLACE OF PERFECTION; RECORDS; COLLECTION OF RECEIVABLES, CHATTEL PAPER AND INSTRUMENTS.

     (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, and the originals of all chattel paper and instruments, at the location therefor specified in SECTION 2.1(A), in each case which may be changed upon written notice to the Administrative Lender at least 30 days prior to such change.

     (b) Except as otherwise provided in this SECTION 3.2(B), each Grantor shall continue to collect, at its own expense, all amounts due or to become due such Grantor under the Receivables. In connection with such collections, such Grantor may take (and, during the continuance of an Event of Default at the Administrative Lender's direction, shall take) such action as such Grantor or, during the continuance of an Event of Default, the Administrative Lender, may deem reasonably necessary to enforce collection of the Receivables; PROVIDED, HOWEVER, that the Administrative Lender shall have the right (during the continuance of an Event of Default and provided that any Advances or Letters of Credit are outstanding) to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Administrative Lender and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Lender and, upon such notification at the expense of such Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done or as the Administrative Lender deems reasonably necessary. During the continuance of an Event of Default (provided that any Advances or Letters of Credit are outstanding), all amounts and proceeds (including Instruments) received by such Grantor in respect of the Receivables shall be received in trust for the benefit of the Administrative Lender hereunder, shall be segregated from other funds of such Grantor and, after receipt of written notice from the Administrative Lender, shall be forthwith paid over to the Administrative Lender in the same form as so received (with any necessary indorsement). During the continuation of an Event of Default (provided that any Advances or Letters of Credit are outstanding), such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, in each case, other than those made in the ordinary course of business. To the extent that the Administrative Lender has notified any account debtor or obligor under any Receivables of an Event of Default and such Event of Default is cured or otherwise waived, the Administrative Lender shall promptly notify such account holder or obligor of such fact.

     Section 3.3 TRANSFERS AND OTHER LIENS. No Grantor shall (a) sell, assign (by operation of Applicable Law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as permitted under the Credit Agreement, or (b) create or permit to exist any Lien upon any of the Collateral, except Permitted Liens.

     Section 3.4 RIGHTS TO DIVIDENDS AND DISTRIBUTIONS. With respect to any Securities Collateral, the Administrative Lender shall have authority during the continuance of an Event of Default, either to have the same registered in the Administrative Lender's name or in the name of a nominee. If any Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate in connection with any reclassification, increase, reduction of capital, or reorganization), or any option or rights arising from or relating to any of the Collateral that is evidenced by a certificate or other instrument or security, whether as an addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise, such Grantor agrees to accept the same as the Administrative Lender's agent and to hold the same in trust on behalf of and for the benefit of the Administrative Lender, and, after receipt of written notice from the Administrative Lender, to deliver the same immediately to the Administrative Lender in the exact form received, with appropriate undated stock or similar powers, duly executed in blank, to be held by the Administrative Lender, subject to the terms hereof, as Collateral. Unless an Event of Default is in existence, such Grantor shall be entitled to receive all cash Dividends paid in respect of any of the Collateral. During the continuance of an Event of Default (provided that any Advances or Letters of Credit are outstanding), the Administrative Lender shall be entitled to all Dividends, and to any sums paid upon or in respect of any Collateral, and to any additional securities issued in respect of the Securities Collateral, upon the liquidation, dissolution, or reorganization of the issuer thereof, all of which shall be paid to the Administrative Lender to be held by it as additional Collateral.

     Section 3.5 RIGHT OF THE ADMINISTRATIVE LENDER TO NOTIFY ISSUERS. At any time during the continuance of an Event of Default (provided that any Advances or Letters of Credit are outstanding), the Administrative Lender may notify issuers of the Securities Collateral to make payments of all Dividends directly to the Administrative Lender and the Administrative Lender may take control of all proceeds of any Securities Collateral. To the extent that the Administrative Lender has notified any issuer of Securities Collateral of an Event of Default and such Event of Default is cured or otherwise waived, the Administrative Lender shall promptly notify such issuer of such fact.

     Section 3.6 THE ADMINISTRATIVE LENDER APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints the Administrative Lender such Grantor's attorney-in-fact (exercisable during the continuance of an Event of Default), with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise to take any action and to execute any instrument (in accordance with this Agreement, including without limitation, SECTION 4.2 hereof) which the Administrative Lender may deem reasonably necessary to accomplish the purposes of this Agreement, including, without limitation:

     (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due or to become due under or in connection with the Collateral,

     (b) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above, and

     (c) to file any claims or take any action or institute any proceedings which the Administrative Lender may deem reasonably necessary for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Collateral or the rights of the Administrative Lender with respect to any of the Collateral. EACH GRANTOR HEREBY IRREVOCABLY GRANTS TO THE ADMINISTRATIVE LENDER SUCH GRANTOR'S PROXY (EXERCISABLE DURING THE CONTINUANCE OF AN EVENT OF DEFAULT) TO VOTE ANY SECURITIES COLLATERAL AND APPOINTS THE ADMINISTRATIVE LENDER SUCH GRANTOR'S ATTORNEY-IN-FACT (EXERCISABLE DURING THE CONTINUANCE OF AN EVENT OF DEFAULT) TO PERFORM ALL OBLIGATIONS OF SUCH GRANTOR UNDER THIS AGREEMENT. THE PROXY AND EACH POWER OF ATTORNEY HEREIN GRANTED ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL PAYMENT IN FULL OF THE OBLIGATIONS.

     This appointment as attorney-in-fact and this proxy shall terminate upon the termination of this Agreement pursuant to SECTION 5.3 hereof.

                                     ARTICLE 4

                    RIGHTS AND POWERS OF THE ADMINISTRATIVE LENDER

     Section 4.1 THE ADMINISTRATIVE LENDER MAY PERFORM. If any Grantor fails to perform any agreement contained herein, the Administrative Lender may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Administrative Lender incurred in connection therewith shall be payable by such Grantor under SECTION 4.4.

     Section 4.2 THE ADMINISTRATIVE LENDER'S DUTIES. The powers conferred on the Administrative Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the duty to exercise reasonable care in respect of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Lender shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Administrative Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties. The Administrative Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Lender accords its own property. Except as provided in this SECTION 4.2 and except to the extent of any gross negligence or willful misconduct of the Administrative Lender or the other Secured Parties, the Administrative Lender shall not have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this Agreement shall be construed as requiring or obligating the Administrative Lender, and the Administrative Lender shall not be required or obligated, to (i) present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (ii) notify any Grantor of any decline in the value of any Collateral.

     Section 4.3 REMEDIES. If any Event of Default shall have occurred and be continuing (provided that any Advances or Letters of Credit are outstanding):

     (a) The Administrative Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Texas at that time (the "UCC") (whether or not the UCC applies to the affected Collateral), and also may (i) require any Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Administrative Lender forthwith, assemble all or part of the Collateral which is capable of being assembled as directed by the Administrative Lender and make it available to the Administrative Lender at a place to be designated by the Administrative Lender which is reasonably convenient to both parties or (ii) without notice, except as specified below, sell the Collateral or any portion thereof in one or more parcels at public or private sale, at any of the Administrative Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Lender may reasonably deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by Applicable Law, ten days' written notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, provided that ten days' written notice does not violate any Applicable Law. The Administrative Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) All cash proceeds received by the Administrative Lender upon any sale of, collection of, or other realization upon, all or any part of the Collateral shall be applied as follows:

     FIRST: To the payment of all reasonable out-of-pocket costs and expenses incurred in connection with the sale of, collection of or other realization upon Collateral, including reasonable attorneys' fees and disbursements;

     SECOND: To the payment of the Obligations to be distributed pro rata to each Secured Party based on the percentage that the Obligations owed to each Secured Party bears to the aggregate outstanding Obligations owed to all Secured Parties (with such Grantor remaining liable for any deficiency); and

     THIRD: To the extent of the balance (if any) of such proceeds, to the payment to such Grantor or other Person legally entitled thereto.

     (c) All payments received by such Grantor under or in connection with any Collateral shall be received in trust for the benefit of the Administrative Lender, shall be segregated from other funds of such Grantor and, after receipt of written notice from the Administrative Lender, shall be forthwith paid over to the Administrative Lender in the same form as so received (with any necessary indorsement).

     (d) Because of the Securities Act of 1933, as amended ("SECURITIES ACT"), and other Applicable Laws, including without limitation state "blue sky" laws, or contractual restrictions or agreements, there may be legal restrictions or limitations affecting the Administrative Lender in any attempts to dispose of the Collateral and the enforcement of its rights hereunder. For these reasons, the Administrative Lender is hereby authorized by each Grantor, but not obligated, during the continuance of any Event of Default, to sell or otherwise dispose of any of the Collateral at private sale, subject to an investment letter, or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act, or the rules and regulations promulgated thereunder, or any other Applicable Law. Each Grantor clearly understands that the Administrative Lender may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral than would otherwise be obtainable if same were registered and sold in the open market. No sale so made in good faith by the Administrative Lender shall be deemed to be not "commercially reasonable" because so made. Each Grantor agrees that in the event the Administrative Lender shall, during the continuance of an Event of Default, sell the Collateral or any portion thereof at any private sale or sales, the Administrative Lender shall have the right to rely upon the advice and opinion of independent appraisers and other Persons, which appraisers and other Persons are acceptable to the Administrative Lender, as to the best price reasonably obtainable upon such a private sale thereof.

     (e) If the Administrative Lender shall determine to exercise its right to sell any or all of the Collateral, and if in the opinion of counsel for the Administrative Lender it is necessary, or if in the opinion of the Administrative Lender it is advisable, to have the Collateral or that portion thereof to be sold, registered under the provisions of the Securities Act, each Grantor (subject to any restrictions in any agreements with non-Affiliates of such Grantor regarding the registration thereof) will use commercially reasonable efforts to cause the issuers of the Collateral contemplated to be sold to execute and deliver, and cause the directors and officers of each thereof to execute and deliver, all at such Grantor's reasonable expense, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Lender, advisable to register the Collateral or that portion thereof to be sold, under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Collateral or that portion thereof to be sold, and to make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Lender, are reasonably necessary, all in conformity with the requirements of the Securities Act. Each Grantor shall use commercially reasonable efforts to cause each issuer of Collateral to comply with the provisions of the securities or "blue sky" laws of any jurisdiction which the Administrative Lender shall designate and to cause each issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of the Securities Act and applicable "blue sky" laws.

     (f)  (i)   Each Grantor will maintain the accounts listed as restricted and blocked accounts on SCHEDULE 3 (the "RESTRICTED ACCOUNTS") with the Administrative Lender, in the name of such Grantor, but such Restricted Accounts shall be under the sole control and dominion of the Administrative Lender.

          (ii) It shall be a term and condition of each Restricted Account, notwithstanding any term or condition to the contrary in any other agreement relating to such Restricted Account (other than the Credit Agreement), that no amount (including interest and other proceeds of the cash and other property in the Restricted Account) shall be paid or released to or for the account of, or withdrawn by or for the account of, such Grantor or any other Person from such Restricted Account.

          (iii) At the request of the Administrative Lender, such Grantor will promptly instruct each account debtor in respect of Receivables arising from any sale of Inventory in the ordinary course of business to make payment to the Restricted Accounts.

Each Grantor understands and acknowledges that the Administrative Lender may and permits the Administrative Lender to remove amounts from the Restricted Accounts from time to time and use the amounts to reduce the Obligations.

     Section 4.4 INDEMNITY AND EXPENSES. THE GRANTORS JOINTLY AND SEVERALLY AGREE TO INDEMNIFY THE ADMINISTRATIVE LENDER AND EACH OTHER SECURED PARTY FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES AND LIABILITIES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING OR RESULTING FROM THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ENFORCEMENT OF THIS AGREEMENT), TO THE EXTENT THE BORROWER IS REQUIRED TO DO SO UNDER SECTION 5.10 OF THE CREDIT AGREEMENT.

                                     ARTICLE 5

                                    MISCELLANEOUS

     Section 5.1 CUMULATIVE RIGHTS. All rights of the Administrative Lender and each other Secured Party under the Loan Documents are cumulative of each other and of every other right which the Administrative Lender and each other Secured Party may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligations. The exercise of one or more rights shall not prejudice or impair the concurrent or subsequent exercise of other rights.

     Section 5.2 MODIFICATIONS; AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor here from, shall in any event be effective unless the same shall be in writing and signed by the Administrative Lender (and such Grantor, in case of amendment), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 5.3 CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Release Date (except to the extent that the release of any Collateral is otherwise permitted pursuant to the terms of the Loan Documents), (b) be binding upon each Grantor, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Administrative Lender and its successors, transferee and assigns. Upon any such termination, the Administrative Lender will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination. Each Grantor agrees that to the extent that the Administrative Lender or any other Secured Party receives any payment or benefit and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver, or any other party under any Debtor Relief Law, then to the extent of such payment or benefit, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made and, further, any such repayment by the Administrative Lender or any other Secured Party, to the extent that the Administrative Lender or any other Secured Party did not directly receive a corresponding cash payment, shall be added to and be additional Obligations payable upon demand by the Administrative Lender or any other Secured Party and secured hereby, and, if the lien and security interest hereof shall have been released, such lien and security interest shall be reinstated with the same effect and priority as on the date of execution hereof all as if no release of such lien or security interest had ever occurred, to the extent not prohibited by Applicable Law.

     Section 5.4 GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW) AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

     Section 5.5 WAIVER OF JURY TRIAL. THE ADMINISTRATIVE LENDER, THE SECURED PARTIES AND EACH GRANTOR HEREBY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDINGS INVOLVING, DIRECTLY OR INDIRECTLY, ANY

MATTER (WHETHER IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 5.6 THE ADMINISTRATIVE LENDER'S RIGHT TO USE AGENTS. The Administrative Lender may exercise its rights under this Agreement through an agent or other designee.

     Section 5.7 WAIVERS OF RIGHTS INHIBITING ENFORCEMENT. To the extent not prohibited by Applicable Law, each Grantor waives all rights of redemption, appraisal, valuation or to the marshaling of assets.

     Section 5.8 NOTICES AND DELIVERIES. All notices and other communications provided for hereunder shall be effectuated in the manner provided for in SECTION 11.1 of the Credit Agreement, and to the extent that a notice or communication is sent to a Grantor other than the Borrower, said notice shall be addressed to such Grantor, in care of the Borrower.

     Section 5.9 SUCCESSORS AND ASSIGNS. All of the provisions of this Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns; PROVIDED, HOWEVER, no Grantor may assign its liabilities and obligations under this Agreement without the prior written consent of all Secured Parties.

     Section 5.10 LOAN DOCUMENT. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     Section 5.11   CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES.

     (a) Each Grantor and the Administrative Lender each hereby irrevocably submits to the non-exclusive jurisdiction of any United States Federal or Texas State courts sitting in Dallas, Texas in any action or proceeding arising out of or relating to this Agreement, and each Grantor and the Administrative Lender each hereby irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such court or that such court is an inconvenient forum.

     (b) Nothing in this section shall limit the right of any Grantor, the Administrative Lender or any other Secured Party to bring any action or proceeding against any other party or its property in the courts of any other jurisdictions.

     Section 5.12 SEVERABILITY. Any provision of this Agreement which is for any reason prohibited or found or held invalid or unenforceable by any court or governmental agency shall be ineffective to the extent of such prohibition or invalidity or unenforceability, without invalidating the remaining provisions hereof in such jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 5.13 OBLIGATIONS NOT AFFECTED. To the fullest extent permitted by Applicable Law, the obligations of each Grantor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

     (a) any amendment, modification, addition or supplement to any other Loan Document, any instrument delivered in connection therewith, or any assignment or transfer thereof;

     (b) any exercise, non-exercise, or waiver by the Administrative Lender or any other Secured Party of any right, remedy, power or privilege under or in respect of, or any release of any guaranty, any collateral or the Collateral or any part thereof provided pursuant to, this Agreement or any other Loan Document;

     (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement or any other Loan Document or any assignment or transfer of any thereof; or

     (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Grantor or any other Person, whether or not such Grantor shall have notice or knowledge of any of the foregoing.

     Section 5.14 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     Section 5.15 ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     Section 5.16 CONFLICTS. In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of the Credit Agreement, the terms and conditions of the Credit Agreement shall control.

===============================================================================
                      REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
===============================================================================

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                       GRANTORS:

                                       COMPUSA INC.


                                       By:  s/James E. Skinner
                                            -----------------------------------
                                            James E. Skinner
                                            Executive Vice President


                                       COMPUSA HOLDINGS II INC.


                                       By:  s/James E. Skinner
                                            -----------------------------------
                                            James E. Skinner
                                            Executive Vice President


                                       COMPUSA HOLDINGS I INC.


                                       By:  s/James E. Skinner
                                            -----------------------------------
                                            James E. Skinner
                                            Executive Vice President


                                       COMPTEAM INC.


                                       By:  s/James E. Skinner
                                            -----------------------------------
                                            James E. Skinner
                                            Executive Vice President

                                       COMPUSA MANAGEMENT COMPANY


                                       By:  s/James E. Skinner
                                            -----------------------------------
                                            James E. Skinner
                                            Executive Vice President


                                       COMPUSA STORES L.P.

                                       By:  COMPUSA INC., its general partner


                                       By:  s/James E. Skinner
                                            -----------------------------------
                                            James E. Skinner
                                            Executive Vice President


                                       COMPUSA HOLDINGS COMPANY


                                       By:  s/James E. Skinner
                                            -----------------------------------
                                            James E. Skinner
                                            Executive Vice President


                                       COMPUTER CITY, INC.


                                       By:  s/James E. Skinner
                                            -----------------------------------
                                            James E. Skinner
                                            Executive Vice President

                                       ADMINISTRATIVE LENDER:

                                       NATIONSBANK, N.A.


                                       By:  s/Kimberley A. Knop
                                            -----------------------------------
                                            Kimberley A. Knop
                                            Vice President

                                   Schedule 1

               Chief Place of Business, Chief Executive Office and
                          Location of Books and Records


The Chief Place of Business, Chief Executive Office and the Location of Books and Records for each Grantor is:

   14951 North Dallas Parkway
   Dallas, Texas 75240

                                   Schedule 2

                                  Trade Names


CompUSA Inc.
   (1) CompUSA Direct, (2) CompUSA PC

Computer City, Inc.
   (1) CompUSA, (2) US Logic

CompUSA Stores L.P.
   CompUSA

                                   Schedule 3

                              Restricted Accounts


                                     NONE.

                                   Schedule 4

                             Securities Collateral


Corporate and Business Trust Securities Pledged:

-----------------------------------------------------------------------------------
           ISSUER           NUMBER OF SHARES       HOLDER        CERTIFICATE NUMBER
           ------           ----------------       ------        ------------------
-----------------------------------------------------------------------------------
CompUSA Holdings II Inc.         1,000          CompUSA Inc.            001
-----------------------------------------------------------------------------------
CompUSA Holdings I Inc.          1,000          CompUSA Inc.            001
-----------------------------------------------------------------------------------
   CompTeam Inc.                 1,000          CompUSA Inc.            001
-----------------------------------------------------------------------------------
CompUSA Management
Company                          1,000          CompUSA Inc.            A1
-----------------------------------------------------------------------------------
CompUSA Holdings Company         1,000          CompUSA Inc.             1
-----------------------------------------------------------------------------------
Computer City, Inc.              1,000          CompUSA Inc.           CS-1
-----------------------------------------------------------------------------------
CompUSA Net.com Inc.               100          CompUSA Inc.           CS-2
-----------------------------------------------------------------------------------



Partnership Interests Pledged:

-----------------------------------------------------------------------------------
       NAME                  PERCENTAGE OWNERSHIP                   OWNER
       ----                  --------------------                   -----
-----------------------------------------------------------------------------------
CompUSA Stores L.P.       1% general partner interest            CompUSA Inc.
-----------------------------------------------------------------------------------
CompUSA Stores L.P.      99% limited partner interest      CompUSA Holdings Company
-----------------------------------------------------------------------------------

                                      EXHIBIT A

                       INSTRUCTIONS FOR REGISTRATION OF PLEDGE
                                          OF
                              UNCERTIFICATED SECURITIES


Date:     ___________________



To:  [NAME OF CORPORATION, PARTNERSHIP, JOINT VENTURE OR OTHER PERSON]

     You are hereby instructed to register the pledge of the following uncertificated securities to NationsBank, N.A., as Administrative Lender:

     (a) A [insert written percentage of interest] (_____%) [insert description of interest, e.g. General Partnership Interest];

     (b)        [insert similar description of any other interests].

     This being all of the interest of [INSERT NAME OF PLEDGOR] in [name of corporation, partnership, joint venture or other Person].

                                       Very truly yours,

                                       [GRANTOR]



                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                      EXHIBIT B

                            INITIAL TRANSACTION STATEMENT


Date: _______________

To:   CompUSA Inc.
      NationsBank, N.A., as Administrative Lender

      This is to advise you that a pledge to NationsBank, N.A., as Administrative Lender, of the following uncertificated securities owned by [INSERT NAME OF PLEDGOR], a [______________] corporation has been registered on the books of [name of corporation, partnership, joint venture or other Person]:

     (c) A [insert written percentage of interest] (_____%) [insert description of interest, e.g. General Partnership Interest];

     (d)        [insert similar description of any other interests].

     This being all of the interest of [INSERT NAME OF PLEDGOR] in, as shown on books and records of, [name of corporation, partnership, joint venture or other Person].

     There are no liens or restrictions of the undersigned, nor any adverse claims, in each case registered on the books of the undersigned, to which the interests described hereinabove are subject.

     The pledge referred to above was registered on ______________, _____.

     THIS STATEMENT IS MERELY A RECORD OF THE REGISTRATION OF THE PLEDGE OF THE ADDRESSEES AS OF THE TIME OF THE ISSUANCE HEREOF. DELIVERY OF THIS STATEMENT, IN ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.

                               Very truly yours,

                               [NAME OF CORPORATION, PARTNERSHIP, JOINT VENTURE OR OTHER PERSON]

                               [By:___________________________________________]



                               By:
                                   ------------------------------------
                                   Name:
                                        -------------------------------
                                   Title:
                                         ------------------------------

                                      EXHIBIT C


                                   __________, 1999


--------------------------
--------------------------
--------------------------

Ladies and Gentlemen:

     This is to advise you that CompUSA Inc., a ____________ corporation ("PLEDGOR"), has granted to NationsBank, N.A., as Administrative Lender ("ADMINISTRATIVE LENDER") a security interest in [DESCRIBE AMOUNT AND DESCRIPTION OF INTEREST, E.G. SHARES OF THE COMMON CAPITAL STOCK] of _____________________________________________________ (the "COMPANY"),
and all other [REPEAT DESCRIPTION OF INTEREST] of the Company now owned as well as hereafter acquired by Pledgor (together with any distributions, interests, stock, liquidating dividends, stock dividends, preemptive rights, dividends paid in cash or securities, or other properties to which Pledgor may hereafter be entitled to receive on account of such [REPEAT DESCRIPTION OF INTEREST]), which [REPEAT DESCRIPTION OF INTEREST] presently constitutes _____% of the issued and outstanding [REPEAT DESCRIPTION OF INTEREST] of the Company, any other equity interest or right to acquire any equity interest in Company now owned as well as hereafter acquired by Pledgor, and all proceeds and products of the foregoing ("PLEDGED RIGHTS").

     Until notified otherwise in writing by an authorized officer of Administrative Lender, you are hereby directed (and you hereby agree) to deliver after the date hereof all non-cash dividends and other distributions and any and all other shares of stock, warrants or other property (other than cash) in which Administrative Lender has a security interest to Administrative Lender, NationsBank Plaza, 901 Main Street, 67th Floor, Dallas, Texas 75202, Attention: Kim Knop. Upon written notice from an authorized officer of Administrative Lender, you are directed (and you hereby agree) to deliver after the date of such notice, all dividends, distributions and other property in the form of cash directly to Administrative Lender at the address mentioned in the preceding sentence. Unless notified otherwise in writing by an authorized officer of Administrative Lender, you are hereby directed (and you hereby agree) to not acknowledge any encumbrance in favor of any party other than Administrative Lender with respect to the Pledged Rights, assign any interest in, encumber, subdivide, issue additional or different certificates for or otherwise transfer any interest in the Pledged Rights.

                                    Very truly yours,

                                    CompUSA Inc.


                                    By:
                                       ------------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------


                                    NATIONSBANK, N.A., as Administrative Lender


                                    By:
                                       ------------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------


Accepted and Agreed this ____ day of ________________, ____


                                       ---------------------------------------


                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------